EXHIBIT 10.5

                               SUBSIDIARY GUARANTY

         SUBSIDIARY GUARANTY (this "GUARANTY") dated as of May 22, 2002 by and among BARNES & NOBLE BOOKSELLERS, INC., B. DALTON BOOKSELLER, INC., DOUBLEDAY BOOK SHOPS, INC., B&n.COM HOLDING CORP., CCI HOLDINGS, INC., MICHAEL FRIEDMAN PUBLISHING GROUP, INC., BARNES & NOBLE PUBLISHING, INC., J.B. FAIRFAX, INC., B&N GENERAL PARTNER (TEXAS) CORP., B&N LIMITED PARTNER (TEXAS) CORP., BARNES & NOBLE BOOKSELLERS (TEXAS), L.P., B&N GENERAL PARTNER (PENNSYLVANIA) CORP. I, B&N GENERAL PARTNER (PENNSYLVANIA) CORP. II, BARNES & NOBLE BOOKSELLERS (PENNSYLVANIA) L.P., B&N GENERAL PARTNER (GEORGIA) CORP., B&N LIMITED PARTNER (GEORGIA) CORP., BARNES & NOBLE BOOKSELLERS (GEORGIA) L.P., SPARKNOTES LLC and B&N GAMESTOP HOLDING CORP., each having its chief executive office located at 122 Fifth Avenue,New York, New York 10011 (each, a "GUARANTOR" and collectively, the "GUARANTORS"), and FLEET NATIONAL BANK, a national banking institution having an office located at 100 Federal Street, Boston, Massachusetts 02110 (the "ADMINISTRATIVE AGENT"), as administrative agent for itself and each other Bank (as defined below) under the terms of that certain Revolving Credit Agreement dated as of May 22, 2002 (as it may be amended from time to time, the "LOAN AGREEMENT") by and among Barnes & Noble, Inc., a Delaware corporation (the "BORROWER"), the lending institutions that are party thereto (collectively, the "Banks"), and the Administrative Agent.

         WHEREAS, the Borrower is the direct legal and beneficial owner of 100% (or such lesser amount as may be specified on Schedule 1) of the issued and outstanding shares of capital stock and membership interests, as the case may be, of each of the entities listed on Schedule 1, and each of the Guarantors is the direct legal and beneficial owner of 100% (or such lesser amount as may be specified on Schedule 1) of the issued and outstanding shares and limited liability company interests, as the case may be, of the entities listed on
Schedule 1;

         WHEREAS, the Borrower has requested that the Banks enter into the Loan Agreement with the Borrower, and to make Loans to the Borrower and issue Letters of Credit on the Borrower's behalf, upon the terms and subject to the conditions set forth therein;

         WHEREAS, it is a condition precedent to the Banks' agreement to enter into the Loan Agreement and extend credit to the Borrower thereunder that the Guarantors execute and deliver this Guaranty to the Administrative Agent agreeing to be bound by the terms and conditions set forth herein.

         NOW, THEREFORE, in order to induce the Banks to enter into the Loan Agreement and extend credit to the Borrower thereunder, and in consideration thereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1.  DEFINITIONS; INTERPRETATION.

         1.01 Generally. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Loan Agreement. Each Guarantor hereby acknowledges receipt of a copy of the Loan Agreement.

         1.02 Terms Defined in this Guaranty. For purposes of this Guaranty, the following terms have the meanings set forth below:

         "ADMINISTRATIVE AGENT" shall have the meaning set forth in the Preamble.

         "BANKS" shall have the meaning set forth in the Preamble.

         "GUARANTOR" and "GUARANTORS" shall have the respective meanings set forth in the Preamble.

         "GUARANTY" shall have the meaning set forth in the Preamble.

         "LOAN AGREEMENT" shall have the meaning set forth in the Preamble.

         "OBLIGOR(S)" means the Borrower and any other Person who shall at any time and from time to time be primarily or secondarily liable for payment and/or performance of all or any part of the Obligations.

         1.03 Matters of Interpretation and Construction.

                  (a) The language of this Guaranty, having been negotiated by the parties hereto, shall not be construed against any party hereto by reason of the extent to which such party or its counsel participated in the drafting hereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof.

                  (b) Use of the singular shall be deemed to include the plural and use of the plural shall be deemed to include the singular. Use of any gender shall be deemed to include all other genders.

                  (c) A reference to any law, agreement or other document includes any amendment or modification to such law, agreement or document.

                  (d) A reference to any Person includes its successors and permitted assigns.

                  (e) Unless the context clearly requires otherwise, reference to a particular "Article" or "Section" refers to the corresponding article or section of this Guaranty.

                  (f) Unless the context clearly requires otherwise, use of the word "including" shall mean "including, without limitation".

ARTICLE 2.  UNLIMITED GUARANTY.

         2.01 Guaranty of Obligations. The Guarantors, jointly and severally, hereby absolutely and unconditionally guaranty to the Administrative Agent, for the benefit of the Administrative Agent and the Banks, the prompt and complete payment in cash when due and payable (whether at the stated or accelerated maturity thereof, or otherwise) of all Obligations of the Borrower to the Administrative Agent and the Banks and the performance of the Borrower's covenants under all Loan Documents and instruments evidencing any of the Obligations, or under which the Obligations may have been issued, created, assumed or guarantied, and all expenses incurred in collecting the same, all of which shall conclusively be deemed to have been incurred in reliance upon this Guaranty. This Guaranty is a guaranty of payment and not of collection, and is absolute and unconditional. In the event that any part of the Obligations shall not have been so paid in full when due and payable, the Guarantors will, immediately upon notice from the Administrative Agent or, without notice, immediately upon the occurrence of an Event of Default under Section 7.1(f) or
(g) of the Loan Agreement, pay or cause to be paid to the Administrative Agent the unpaid amount of the Obligations which are then due and payable. The obligations of each of the Guarantors hereunder shall not be affected by the invalidity, unenforceability or irrecoverability of any of the Obligations as against any of the other Guarantors or as against any other Obligor. For purposes hereof, the Obligations shall be due and payable when and as the same shall be due and payable under the terms of the Loan Agreement or any other Loan Document notwithstanding the fact that the collection or enforcement thereof may be stayed or enjoined under the United States Bankruptcy Code or other applicable law.

         2.02. Continuing Obligations. The Guarantors acknowledge that the Administrative Agent and the Banks, in determining to enter into the Loan Agreement, have relied upon the fact that this Guaranty constitutes the continuing and irrevocable agreement of each of the Guarantors, and each Guarantor agrees that its obligations hereunder may not be revoked in whole or in part. The obligations of the Guarantors hereunder shall terminate when the commitment of the Administrative Agent and the Banks to extend credit under the Loan Agreement shall have terminated and all of the Obligations have been paid in full in cash and discharged; provided, however, that:

                  (a) if a claim is made against the Administrative Agent or the Banks at any time for repayment or recovery of any amounts or any property received by the Administrative Agent or the Banks from any source on account of any of the Obligations and the Administrative Agent or the Banks repay or return any amounts or property so received (including interest thereon to the extent required to be paid by the Administrative Agent or the Banks) or

                  (b) if the Administrative Agent or the Banks become liable for any part of such claim by reason of (i) any judgment or order of any court or administrative authority having competent jurisdiction, or (ii) any settlement or compromise of any such claim, then the Guarantors shall remain liable under this Guaranty for the amounts so repaid or property so returned or the amounts for which the Administrative Agent or the Banks become liable (such amounts being deemed part of the Obligations) to the same extent as if such amounts or property had never been received by the Administrative Agent or the Banks, notwithstanding any termination hereof or the cancellation of any instrument or agreement evidencing any such Obligations. Not later than five days after receipt of notice from the Administrative Agent, the Guarantors shall pay to the Administrative Agent an amount equal to the amount of such repayment or return for which the Administrative Agent or the Banks have so become liable. Payments hereunder by the Guarantors may be required by the Administrative Agent on any number of occasions.

ARTICLE 3.  WAIVERS.

         3.01 Guarantor's Waivers. Except to the extent expressly required by any of the Loan Documents, each Guarantor waives, to the fullest extent permitted by law, all of the following (including all defenses, counterclaims and other rights of any nature based upon any of the following):

                  (a) presentment, demand for payment and protest of nonpayment of any of the Obligations, and notice of protest, dishonor or nonperformance;

                  (b) notice of acceptance of this Guaranty and notice that credit has been extended in reliance on such Guarantor's guaranty of the Obligations;

                  (c) notice of any Default or Event of Default, of any inability to enforce the Obligations or any provision of the Loan Documents, or any rights against any Collateral;

                  (d) demand for performance or observance of, and any enforcement of any provision of any of the Loan Documents, or any pursuit or exhaustion of rights or remedies with respect to the Obligations or the Collateral, and any requirement of diligence or promptness on the part of the Administrative Agent in connection with any of the foregoing;

                  (e) any act or omission on the part of the Administrative Agent which may impair or prejudice any rights of such Guarantor, including rights to obtain subrogation, exoneration, contribution, indemnification or any other reimbursement from any Obligor or other Person, or otherwise operate as a deemed release or discharge;

                  (f) failure or delay to perfect or continue the perfection of any security interest in any Collateral or any other action which harms or impairs the value of, or any failure to preserve or protect the value of, any Collateral;

                  (g) any statute of limitations or other rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than the obligation of the principal;

                  (h) any "single action" or "anti-deficiency" law which would otherwise prevent the Administrative Agent from bringing any action, including any claim for a deficiency, against such Guarantor before or after the Administrative Agent's commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or any other law which would otherwise require any election of remedies by the Administrative Agent;

                  (i) all demands and notices of every kind with respect to the foregoing; and

                  (j) to the extent not referred to above, all defenses (other than payment) which the Borrower may now or hereafter have to the payment of the Obligations, together with all suretyship defenses, which could otherwise be asserted by such Guarantor.

Each Guarantor represents that it has obtained the advice of legal counsel as to the availability of suretyship and other defenses with respect to its obligations hereunder in the absence of the waivers contained in this Section 3.01.

         3.02 Administrative Agent's Power to Waive, Etc. Each Guarantor grants to the Administrative Agent full power in its sole discretion, without notice to or consent of such Guarantor (such notice and consent being expressly waived to the fullest extent permitted by applicable law), and without in any way affecting the liability of such Guarantor hereunder:

                  (a) to waive compliance with, and any Default or Event of Default under, and to consent to any amendment to or modification or termination of any terms or provisions of, or to give any waiver in respect of, any of the Loan Documents, the Collateral, the Obligations or any guaranty thereof (each as from time to time in effect);

                  (b) to grant any extensions of the Obligations, and any other indulgence with respect thereto, and to effect any total or partial release (by operation of law or otherwise), discharge, compromise or settlement with respect to the obligations of the Obligors or any other Person in respect of the Obligations, whether or not rights against any Guarantor hereunder are reserved in connection therewith;

                  (c) to take security in any form for the Obligations, and to consent to the addition to or the substitution, exchange, release or other disposition of, or to deal in any other manner with, any part of any property contained in the Collateral whether or not the property, if any, received upon the exercise of such power shall be of a character or value the same as or different from the character or value of any property disposed of, and to obtain, modify or release any present or future guaranties of the Obligations and to proceed against any of the Collateral or such guaranties in any order;

                  (d) to collect or liquidate or realize upon any of the Obligations or the Collateral in any manner or to refrain from taking any such action; and

                  (e) to extend credit under any of the Loan Documents, or otherwise, in such amount and on such terms as the Administrative Agent may determine in its sole discretion, including increasing the amount of credit and the interest rate and fees with respect thereto, even though the condition of the Obligors (financial or otherwise, on an individual or Consolidated basis) may have deteriorated since the date hereof.

         3.03 Non-Waiver by Administrative Agent. No delay or omission on the part of the Administrative Agent in exercising any right under this Guaranty or any other Loan Document, or under any guaranty of the Obligations, or with respect to the Collateral, shall operate as a waiver or relinquishment of such right. No action which the Administrative Agent or the Borrower may take or refrain from taking with respect to the Obligations or any Collateral, including the amendment or modification of any document relating thereto, or any waiver with respect thereto, shall affect the provisions of this Guaranty or the obligations of any Guarantor hereunder. None of the Administrative Agent's rights shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Obligor, or by any noncompliance by the Borrower with the terms, provisions and covenants of any Loan Document, regardless of any knowledge thereof which the Administrative Agent may have or with which the Administrative Agent may be charged.

ARTICLE 4. INFORMATION REGARDING THE BORROWER, ETC. Each Guarantor (a) has made such investigation as it deems desirable of the risks undertaken by it in entering into this Guaranty and is fully satisfied that it understands all such risks, (b) releases the Administrative Agent and the Banks from any obligation which may now or hereafter exist to disclose to such Guarantor (i) the risks being undertaken by entering into this Guaranty or of any changes in such risks or (ii) any matter related to the business, operations, character, collateral, credit, condition (financial or otherwise), income or prospects of the Borrower or its Affiliates or their respective properties or management, whether now or hereafter known by the Administrative Agent. Each Guarantor represents, warrants and agrees that it has sole responsibility for obtaining from the Borrower all information concerning the Loan Documents and all other information as to the Borrower and its Affiliates or their respective properties or management as such Guarantor deems necessary or desirable, and, from and after the date hereof, each Guarantor undertakes to keep itself so informed.

ARTICLE 5. CERTAIN GUARANTOR REPRESENTATIONS. Each Guarantor represents, as to itself, as of the date hereof that:

                  (a) it is in the best interest of such Guarantor, is consistent with the purposes for which such Guarantor was organized as an integral part of the business conducted and proposed to be conducted by the Borrower Affiliated Group, and is reasonably necessary and convenient to the conduct of such business, to induce the Administrative Agent and the Banks to enter into the Loan Agreement and to extend credit to the Borrower by undertaking the obligations set forth in this Guaranty;

                  (b) the business of such Guarantor benefits from the successful performance of the business of each other Guarantor and each other member of the Borrower Affiliated Group, and the Borrower Affiliated Group as a whole; the failure of any member of the Borrower Affiliated Group to cooperate with all other members of the Borrower Affiliated Group in the conduct of their respective businesses is reasonably likely to have an adverse impact on the business of each other member of the Borrower Affiliated Group; and the failure of any member of the Borrower Affiliated Group to associate or cooperate with all other members of the Borrower Affiliated Group is reasonably likely to impair the goodwill of the Borrower Affiliated Group as a whole;

                  (c) the credit to be made available by the Banks under the Loan Documents will directly or indirectly inure to such Guarantor's benefit;

                  (d) by virtue of the foregoing such Guarantor is receiving at least reasonably equivalent value from the Administrative Agent and the Banks for its guaranty hereunder;

                  (e) such Guarantor (i) has the ability to pay its debts from time to time incurred in connection therewith as such debts mature, (ii) has, and will have, access to adequate capital for the conduct of its business, and
(iii) will not be rendered Insolvent as a result of entering into this Guaranty;

                  (f) after giving effect to the transactions contemplated by this Guaranty, such Guarantor will have assets having a fair saleable value in excess of the amount required to pay its probable liability on its existing debts as such debts become absolute and matured; and

                  (g) such Guarantor has been advised by the Administrative Agent that the Administrative Agent and the Banks are unwilling to enter into the Loan Agreement unless such Guarantor provides to the Administrative Agent the guaranty contained herein.

ARTICLE 6. SUBROGATION. Each Guarantor agrees that, until the Obligations are paid in full in cash, it will not exercise any right of reimbursement, subrogation, contribution, offset or other claims against any Obligor arising by contract or operation of law in connection with any payment made or required to be made by such Guarantor under this Guaranty.

ARTICLE 7. SUBORDINATION. Each Guarantor covenants and agrees that, after the occurrence and during the continuance of a Default or Event of Default, all indebtedness, claims and liabilities then or thereafter owing by any Obligor to such Guarantor whether arising hereunder or otherwise are subordinated to the prior payment in full of the Obligations, and are so subordinated as a claim against the Borrower or such Obligor, or any of its assets, whether such claim be in the ordinary course of business or in the event of voluntary or involuntary liquidation, dissolution, insolvency or bankruptcy, so that no payment with respect to any such indebtedness, claim or liability will be made or received while any Default or Event of Default exists.

ARTICLE 7A. LIMITATION ON GUARANTY OF OBLIGATIONS. In any action or proceeding with respect to any Guarantor involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of such Guarantor under Section 2.01 hereof would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under said Section 2.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Bank, the Administrative Agent or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

ARTICLE 8.  MISCELLANEOUS.

         8.01 Written Notices. Any notices expressly required by this Guaranty to be in writing shall be deemed to have been given when delivered by hand, when sent by telecopier, when delivered to any overnight delivery service freight pre-paid or when sent by certified or registered mail and receipt thereof has been acknowledged (or rejected), and addressed to such party at its address set forth below.

If to the Guarantors, at the following      with a copy to:
address:

c/o Barnes & Noble, Inc.                    Robinson Silverman Pearce Aronsohn &
122 Fifth Avenue                              Berman LLP
New York, NY  10011                         1290 Avenue of the Americas
Fax No.:  (212) 675-0413                    New York, New York  10104
Attn: Maureen O'Connell, Chief Financial    Fax No.:  (212) 541-1418
  Officer                                   Attn:  Jay M. Dorman, Esq.

If to the Administrative Agent, to          with a copy to:

Fleet National Bank                         Goulston & Storrs, P.C.
100 Federal Street                          400 Atlantic Avenue
Boston, MA  02110                           Boston, MA 02110-3333
Fax No.:  (617) 434-6685                    Fax No.:  (617) 574-4112
Attn:  Thomas J. Bullard, Director          Attn:  Philip A. Herman, Esq.

Unless otherwise specified, all notices required to be given hereunder shall be given in writing. Any party may change its address for such notices to such other address in the United States as the addressee shall have specified by written notice given as set forth above. All periods of notice shall be measured from the deemed date of delivery.

         8.02 Successors and Assigns. This Guaranty shall be binding upon and inure to the benefit of each Guarantor and its successors and assigns, and shall be binding upon and inure to the benefit of and be enforceable by the Administrative Agent and its successors and assigns permitted under the Loan Agreement, whether or not an express assignment of rights hereunder is made; provided that no Guarantor may assign or transfer its rights or obligations hereunder. Without limiting the generality of the foregoing sentence, any Bank may, in the manner and to the extent set forth in the Loan Agreement, assign or otherwise transfer any Note or other document held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other Person, and such other Person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to such Bank under the terms of the Loan Documents.

         9.03 Amendment, Etc. This Guaranty may not be amended, modified or supplemented except by a writing signed by the parties hereto.

         9.04 Multiple Counterparts. This Guaranty may be signed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument. All such counterparts shall together constitute one and the same agreement.

         9.05 Captions. Captions and headings in this Guaranty are for convenience only and in no way define, limit or describe the scope or intent of the provisions hereof.

         9.06 Survival. All representations, warranties, covenants and agreements contained in this Guaranty shall survive the execution and delivery of the Loan Documents and shall continue for so long as this Guaranty shall remain in effect.

         9.07 Severability. If any provision of this Guaranty shall be held invalid or unenforceable by any court of competent jurisdiction, that holding shall not invalidate or render unenforceable any other provision hereof.

         9.08 Governing Law. This Guaranty shall be governed by, and interpreted and determined in accordance with, the laws of the State of New York (without regard to its principles relating to choice and conflicts of law).

         9.09 CONSENT TO JURISDICTION. EACH OF THE GUARANTORS AND THE ADMINISTRATIVE AGENT HEREBY CONSENTS TO THE JURISDICTION OF ANY OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN NEW YORK, NEW YORK IN CONNECTION WITH ANY ACTION TO ENFORCE THE RIGHTS OF THE ADMINISTRATIVE AGENT OR THE BANKS UNDER THIS GUARANTY. EACH OF THE GUARANTORS AND THE ADMINISTRATIVE AGENT IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE EXERCISE OF JURISDICTION BY SAID COURTS IN CONNECTION WITH ANY SUCH ACTION AND AGREES NOT TO ASSERT IN ANY SUCH ACTION THAT SUCH ACTION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         9.10 WAIVER OF JURY TRIAL. EACH OF THE GUARANTORS AND THE ADMINISTRATIVE AGENT HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTY, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT AS PROHIBITED BY LAW, EACH OF THE GUARANTORS AND THE ADMINISTRATIVE AGENT HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN ACTUAL DAMAGES. EACH GUARANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE ADMINISTRATIVE AGENT OR THE BANKS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE ADMINISTRATIVE AGENT OR THE BANKS WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT EACH

OF THE BANKS HAS BEEN INDUCED TO ENTER INTO THE LOAN AGREEMENT BECAUSE OF, AMONG OTHER THINGS, EACH GUARANTOR'S WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

         9.11 Entire Agreement. This Guaranty constitutes the entire agreement between the parties concerning the subject matter hereof, and supersedes all written or oral agreements or understandings with respect to such subject matter.




                            (signatures on next page)

         IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be executed by their respective duly authorized officers as of the day and year first above written.

BARNES & NOBLE BOOKSELLERS, INC.



By:        /s/ Maureen O'Connell
           ---------------------------------
           Name:  Maureen O'Connell
           Title:    Chief Financial Officer
           Hereunto Duly Authorized


B. DALTON BOOKSELLER, INC.



By:        /s/ Maureen O'Connell
           ---------------------------------
           Name:  Maureen O'Connell
           Title:    Chief Financial Officer
           Hereunto Duly Authorized


DOUBLEDAY BOOK SHOPS, INC.



By:        /s/ Maureen O'Connell
           ---------------------------------
           Name:  Maureen O'Connell
           Title:    Chief Financial Officer
           Hereunto Duly Authorized


B&N.COM HOLDING CORP.



By:        /s/ Maureen O'Connell
           ---------------------------------
           Name:  Maureen O'Connell
           Title:    Chief Financial Officer
           Hereunto Duly Authorized

CCI HOLDINGS, INC.



By:        /s/ Maureen O'Connell
           ---------------------------------
           Name:  Maureen O'Connell
           Title:    Chief Financial Officer
           Hereunto Duly Authorized


MICHAEL FRIEDMAN PUBLISHING GROUP, INC.



By:        /s/ Maureen O'Connell
           ---------------------------------
           Name:  Maureen O'Connell
           Title:    Chief Financial Officer
           Hereunto Duly Authorized


BARNES & NOBLE PUBLISHING, INC.



By:        /s/ Maureen O'Connell
           ---------------------------------
           Name:  Maureen O'Connell
           Title:    Chief Financial Officer
           Hereunto Duly Authorized


J.B. FAIRFAX, INC.



By:        /s/ Maureen O'Connell
           ---------------------------------
           Name:  Maureen O'Connell
           Title:    Chief Financial Officer
           Hereunto Duly Authorized

B&N GENERAL PARTNER (TEXAS) CORP.



By:        /s/ Maureen O'Connell
           ---------------------------------
           Name:  Maureen O'Connell
           Title:    Chief Financial Officer
           Hereunto Duly Authorized



B&N LIMITED PARTNER (TEXAS) CORP.



By:        /s/ Maureen O'Connell
           ---------------------------------
           Name:  Maureen O'Connell
           Title:    Chief Financial Officer
           Hereunto Duly Authorized


BARNES & NOBLE BOOKSELLERS (TEXAS), L.P.



By:        /s/ Maureen O'Connell
           ---------------------------------
           Name:  Maureen O'Connell
           Title:    Chief Financial Officer
           Hereunto Duly Authorized


B&N GENERAL PARTNER (PENNSYLVANIA) CORP. I



By:        /s/ Maureen O'Connell
           ---------------------------------
           Name:  Maureen O'Connell
           Title:    Chief Financial Officer
           Hereunto Duly Authorized

B&N GENERAL PARTNER (PENNSYLVANIA) CORP. II



By:        /s/ Maureen O'Connell
           ---------------------------------
           Name:  Maureen O'Connell
           Title:    Chief Financial Officer
           Hereunto Duly Authorized


BARNES & NOBLE BOOKSELLERS (PENNSYLVANIA) L.P.



By:        /s/ Maureen O'Connell
           ---------------------------------
           Name:  Maureen O'Connell
           Title:    Chief Financial Officer
           Hereunto Duly Authorized


B&N GENERAL PARTNER (GEORGIA) CORP.



By:        /s/ Maureen O'Connell
           ---------------------------------
           Name:  Maureen O'Connell
           Title:    Chief Financial Officer
           Hereunto Duly Authorized


B&N LIMITED PARTNER (GEORGIA) CORP.



By:        /s/ Maureen O'Connell
           ---------------------------------
           Name:  Maureen O'Connell
           Title:    Chief Financial Officer
           Hereunto Duly Authorized

BARNES & NOBLE BOOKSELLERS (GEORGIA) L.P.



By:        /s/ Maureen O'Connell
           ---------------------------------
           Name:  Maureen O'Connell
           Title:    Chief Financial Officer
           Hereunto Duly Authorized


SPARKNOTES LLC



By:        /s/ Maureen O'Connell
           ---------------------------------
           Name:  Maureen O'Connell
           Title:    Chief Financial Officer
           Hereunto Duly Authorized


B&N GAMESTOP HOLDING CORP.



By:        /s/ Maureen O'Connell
           ---------------------------------
           Name:  Maureen O'Connell
           Title:    Chief Financial Officer
           Hereunto Duly Authorized

Accepted as of the day and
year first above written.

FLEET NATIONAL BANK,
AS ADMINISTRATIVE AGENT



By:        /s/Thomas J. Bullard
           ---------------------------------
           Name:  Thomas J. Bullard
           Title:    Director
           Hereunto Duly Authorized